                                                                EXHIBIT (k)(vii)


                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND
                        CALCULATION OF DISTRIBUTION RATE
                         PERIOD ENDED SEPTEMBER 30, 1998


                         Current Annual Income Per Share
                         -------------------------------
                             Current Offering Price


Class A Shares


                                      $.798
                                      -----
                                      $17.03                         = 4.69%



Class B Shares


                                     $ .690
                                     ------
                                     $16.21                          = 4.26%



Class C Shares


                                     $ .690
                                     ------
                                     $16.20                          = 4.26%


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                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND

               CALCULATION OF TAXABLE EQUIVALENT DISTRIBUTION RATE



Formula
                                Distribution Rate
                                -----------------
                                  1 - Tax Rate

Class A Shares
                                      4.69%
                                      -----
                                     1-40.4%                         = 7.87%


Class B Shares

                                      4.26%
                                      -----
                                     1-40.4%                         = 7.15%

Class C Shares
                                      4.26%
                                      -----
                                     1-40.4%                         = 7.15%

           VAN KAMPEN NEW YORK TAX FREE INCOME FUND - CLASS A SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED SEPTEMBER 30, 1998



Formula                                                   P(1+T)(n)   =     ERV

Including Payment of the Sales Charge
Net Asset Value                                            $16.22
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                $1, 054.25     =     ERV
One Year period ended 9/30/98                                   1     =     (n)

TOTAL RETURN FOR THE PERIOD                                 5.42%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                            $16.22
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,106.76     =     ERV
One Year period ended 9/30/98                                   1     =     (n)

TOTAL RETURN FOR THE PERIOD                                10.68%     =     T


          TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1998


Formula                                                   P(1+T)(n)   =     ERV

Including Payment of the Sales Charge
Net Asset Value                                            $16.22
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,355.34     =     ERV
Inception through 9/30/98                                    4.18     =     (n)

TOTAL RETURN FOR THE PERIOD                                  7.55%    =     T

Excluding Payment of the Sales Charge
Net Asset Value                                            $16.22
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,422.77     =     ERV
Inception through 9/30/98                                    4.18     =     (n)

TOTAL RETURN FOR THE PERIOD                                  8.80%    =     T

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           VAN KAMPEN NEW YORK TAX FREE INCOME FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH SEPTEMBER 30, 1998



Formula                                       ERV - P
                                              -------
                                                    P                  =     T

Including Payment of the Sales Charge
Net Asset Value                                            $16.22
Initial Investment                                      $1,000.00      =     P
Ending Redeemable Value                                 $1,355.34      =     ERV

TOTAL RETURN FOR THE PERIOD                                35.53%      =     T


Excluding Payment of the Sales Charge
Net Asset Value                                            $16.22
Initial Investment                                      $1,000.00      =     P
Ending Redeemable Value                                 $1,422.77      =     ERV

TOTAL RETURN FOR THE PERIOD                                42.28%      =     T

           VAN KAMPEN NEW YORK TAX FREE INCOME FUND - CLASS B SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED SEPTEMBER 30, 1998


Formula                                                   P(1+T)(n)   =     ERV

Including Payment of the CDSC
Net Asset Value                                            $16.21
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,059.30     =     ERV
One Year period ended 9/30/98                                   1     =     (n)

TOTAL RETURN FOR THE PERIOD                                 5.93%     =     T


Excluding Payment of the CDSC
Net Asset Value                                            $16.21
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,099.30     =     ERV
One Year period ended 9/30/98                                   1     =     (n)

TOTAL RETURN FOR THE PERIOD                                9.93 %     =     T


          TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1998


Formula                                                   P(1+T)(n)   =     ERV

Including Payment of the CDSC
Net Asset Value                                            $16.21
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,365.43     =     ERV
Inception through 9/30/98                                    4.18     =     (n)

TOTAL RETURN FOR THE PERIOD                                 7.74%     =     T


Excluding Payment of the CDSC
Net Asset Value                                            $16.21
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,380.43     =     ERV
Inception through 9/30/98                                    4.18     =     (n)

TOTAL RETURN FOR THE PERIOD                                 8.02%     =     T

           VAN KAMPEN NEW YORK TAX FREE INCOME FUND - CLASS B SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH SEPTEMBER 30, 1998



Formula                                       ERV - P
                                              -------
                                                    P                  =     T

Including Payment of the CDSC
Net Asset Value                                            $16.21
Initial Investment                                      $1,000.00      =     P
Ending Redeemable Value                                 $1,365.43      =     ERV

TOTAL RETURN FOR THE PERIOD                                36.54%      =     T


Excluding Payment of the CDSC
Net Asset Value                                            $16.21
Initial Investment                                      $1,000.00      =     P
Ending Redeemable Value                                 $1,380.43      =     ERV

TOTAL RETURN FOR THE PERIOD                                38.04%      =     T

           VAN KAMPEN NEW YORK TAX FREE INCOME FUND - CLASS C SHARES


        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED SEPTEMBER 30, 1998


Formula                                                   P(1+T)(n)   =     ERV

Including Payment of the CDSC
Net Asset Value                                            $16.20
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,088.62     =     ERV
One Year period ended 9/30/98                                   1     =     (n)

TOTAL RETURN FOR THE PERIOD                                 8.86%     =     T


Excluding Payment of the CDSC
Net Asset Value                                            $16.20
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,098.62     =     ERV
One Year period ended 9/30/98                                   1     =     (n)

TOTAL RETURN FOR THE PERIOD                                 9.86%     =     T


          TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1998


Formula                                                   P(1+T)(n)   =     ERV

Including Payment of the CDSC
Net Asset Value                                            $16.20
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,379.59     =     ERV
Inception through 9/30/98                                    4.18     =     (n)

TOTAL RETURN FOR THE PERIOD                                 8.00%     =     T

Excluding Payment of the CDSC
Net Asset Value                                            $16.20
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,379.59     =     ERV
Inception through 9/30/98                                    4.18     =     (n)

TOTAL RETURN FOR THE PERIOD                                 8.00%     =     T

           VAN KAMPEN NEW YORK TAX FREE INCOME FUND - CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH SEPTEMBER 30, 1998



Formula                                       ERV - P
                                              -------
                                                    P                 =     T

Including Payment of the CDSC
Net Asset Value                                            $16.20
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,379.59     =     ERV

TOTAL RETURN FOR THE PERIOD                                37.96%     =     T

Excluding Payment of the CDSC
Net Asset Value                                            $16.20
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,379.59     =     ERV

TOTAL RETURN FOR THE PERIOD                                37.96%     =     T